SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 16, 2004

(Date of earliest event reported)

ACTION PRODUCTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	000-13118	59-2095427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

390 N. ORANGE AVENUE, SUITE 2185

ORLANDO, FLORIDA 32801

(Address of principal executive offices, zip code)

(407) 481-8007

(Registrant’s telephone number, including area code)

Item 7.       Financial Statements and Exhibits.

(c)	The following Exhibit is being furnished pursuant to Item 12:

99(a) Press release, dated: January 16, 2004, issued by Action Products International, Inc.

Item 12.     Results of Operations and Financial Condition.

On January 16, 2004, Action Products International, Inc. (the “Company”) issued a press release setting forth the Company’s, fourth-quarter and twelve month, 2003 revenues. A copy of the Company’s press release is attached hereto as Exhibit 99(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ACTION PRODUCTS INTERNATIONAL, INC.

Date: January 16, 2004	By:	/s/ Robert L. Burrows

Robert L. Burrows Chief Financial Officer